UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 3, 2026
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
Arrow Financial Corporation (the "Company") held its 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting") on June 3, 2026. At the 2026 Annual Meeting, our shareholders (1) elected to the board of directors four Class A directors with terms expiring in 2029, (2) approved on an advisory basis the Company's 2025 executive compensation; and (3) ratified the selection of the independent registered public accounting firm, Crowe LLP, as our independent auditor for the fiscal year ending December 31, 2026. The three foregoing proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026. As of the record date, April 6, 2026, there were 16,526,628 shares of the Company's common stock outstanding and entitled to vote. The holders of 12,946,253 shares of common stock, representing 78.34% of the outstanding shares entitled to vote as of the record date, were represented at the 2026 Annual Meeting, either virtually or by proxy, and this amount represented a quorum.

The matters acted upon at the 2026 Annual Meeting, and the voting tabulation for each matter, are as follows:

1.The election of four (4) directors to Class A, for a term of three (3) years and/or until their successors shall have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class A Director Nominees:
Mark L. Behan	9,476,900	538,442	2,930,911
Gregory J. Champion	8,422,538	1,592,804	2,930,911
Darrin M. Jahnel	9,727,222	288,120	2,930,911
Daniel J. White	8,787,653	1,227,689	2,930,911

2. The approval, on an advisory basis, of the Company’s 2025 executive compensation.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	9,087,641	731,910	195,791	2,930,911

3. The ratification of the selection of the independent registered public accounting firm, Crowe LLP, as the Company's independent auditor for the fiscal year ending December 31, 2026.

Common Stock Voted On:	Votes For	Votes Against	Abstain
Crowe LLP	12,295,674	429,557	221,022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	June 4, 2026	By:	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer